UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

MANHATTAN ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Windy Ridge Parkway, Suite 1000, Atlanta, Georgia

30339

(Address of Principal Executive Offices)

(Zip Code)

(770) 955-7070

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 24, 2012, Manhattan Associates, Inc. (the “Company”) issued a press release providing the results for its financial performance for the second quarter and six months ended June 30, 2012. A copy of this press release is attached as Exhibit 99.1. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Non-GAAP Financial Measures in the Press Release

The press release includes, as additional information regarding our operating results, our adjusted operating income, adjusted net income and adjusted earnings per share, which excludes the impact of acquisition-related costs and the amortization thereof and equity-based compensation- all net of income tax effects and unusual tax adjustments.

These various measures are not in accordance with, or an alternative for, financial measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and may be different from similarly titled non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP.

We believe that these adjusted (non-GAAP) results provide more meaningful information regarding those aspects of our current operating performance that can be effectively managed, and consequently have developed our internal reporting, compensation and planning systems using these measures. Non-GAAP measures used in the press release exclude the impact of the items described above for the following reasons:

•

Because we sporadically engage in acquisitions, we incur acquisition-related costs that consist primarily of expenses from accounting and legal due diligence, whether or not we ultimately proceed with the transaction. Additionally, we might assume and incur certain unusual costs, such as employee retention benefits, that result from arrangements made prior to the acquisition. These acquisition costs are difficult to predict and do not correlate to the expenses of our core operations. We believe our competitors and peers typically present as a non-GAAP measure adjusted net income and adjusted earnings per share that exclude the amortization of acquisition-related intangible assets, and thus we exclude these amortization costs when calculating adjusted net income and adjusted earnings per share to facilitate more relevant and meaningful comparisons of our operating results with that of our competitors.

•

Because equity-based compensation expense is not an expense that typically requires or will require cash settlement by the Company, and because we believe our competitors and peers typically present non-GAAP results excluding all equity-based compensation expense, we have not included equity-based compensation expense and the related tax benefit generated upon the disposition of equity-based compensation in the assessment of our operating performance.

We believe the reporting of adjusted operating income, adjusted net income and adjusted earnings per share facilitates investors’ understanding of our historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of our business.

We also believe that adjusted operating income, adjusted net income and adjusted earnings per share provide a basis for more relevant comparisons to other companies in the industry, enable investors to evaluate our operating performance in a manner consistent with our internal basis of measurement and also present our investors our operating results on the same basis as that used by our management. Management refers to adjusted operating income, adjusted net income and adjusted earnings per share in making operating decisions because we believe they provide meaningful supplemental information regarding our operational performance and our ability to invest in research and development and fund acquisitions and capital expenditures. In addition, adjusted operating income, adjusted net income and adjusted earnings per share facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results.

Further, we rely on adjusted operating income, adjusted net income and adjusted net income per share information as primary measures to review and assess the operating performance of our company and our management team in connection with our executive compensation and bonus plans. Since most of our employees are not directly involved with decisions surrounding acquisitions and other items that are not central to our core operations, we do not believe it is appropriate or fair to have their incentive compensation affected by these items.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2012, the Board of Directors of Manhattan Associates, Inc. (the “Company”) elected the Company’s Executive Vice President and Chief Operating Officer, Mr. Eddie Capel, to succeed Mr. Peter F. Sinisgalli as the Company’s Chief Executive Officer, effective January 1, 2013. Effective July 24, 2012, Mr. Capel has been appointed President and Chief Operating Officer of the Company and to the Board as a Class I Director.

Mr. Capel, age 51, has served as Executive Vice President and Chief Operating Officer since January 12, 2011. In that capacity, Mr. Capel has been responsible for the Company’s worldwide strategic direction and quality execution across solution strategy, research and development, product management, and professional services and customer support, and has led the Company’s Europe, Middle East and Africa and Asia-Pacific regional operations. Previously, Mr. Capel served as the Company’s Executive Vice President – Global Operations, from January 2009 to January 2011. From January 2008 through January 2009, Mr. Capel served as Executive Vice President – Global Product Management and Customer Services. From January 2005 to January 2007, Mr. Capel served as Senior Vice President – Global Product Management and Global Customer Services, and from January 2004 through January 2005 as Senior Vice President – Product Management. Prior to January 2004, he held various other positions with the Company. Prior to joining Manhattan Associates in June 2000, Mr. Capel held various positions at Real Time Solutions (RTS), including chief operations officer and vice president, operations. He also served as director, operations, with Unarco Automation, an Industrial Automation/Robotics systems integrator. Prior to joining Unarco, Mr. Capel worked as a project manager and system designer for ABB Robotics in the United Kingdom.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Capel’s succession is furnished herewith as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release Regarding Second Quarter Earnings, dated July 24, 2012

99.2	Press Release Regarding CEO Succession, dated July 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANHATTAN ASSOCIATES, INC.

By:	/s/ Dennis B. Story
Dennis B. Story Executive Vice President, Chief Financial Officer and Treasurer

Dated: July 24, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Regarding Second Quarter Earnings, dated July 24, 2012

99.2	Press Release Regarding CEO Succession, dated July 24, 2012